                                                                   Exhibit 24.01

                              CORNING INCORPORATED

                  --------------------------------------------


                                POWER OF ATTORNEY

                  --------------------------------------------



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints William D. Eggers, James B. Flaws and Katherine A. Asbeck, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $2,000,000,000 principal amount of securities of the Corporation, including without limitation, debentures, notes, shares of Common Stock and shares of Preferred Stock of the Corporation, to be issued and sold by it in 1999 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of May, 1999.

                                   /s/ NORMAN E. GARRITY
                                   ---------------------------
                                   Norman E. Garrity

                                                                   Exhibit 24.01

                              CORNING INCORPORATED

                  --------------------------------------------


                                POWER OF ATTORNEY

                  --------------------------------------------



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints William D. Eggers, James B. Flaws and Katherine A. Asbeck, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $2,000,000,000 principal amount of securities of the Corporation, including without limitation, debentures, notes, shares of Common Stock and shares of Preferred Stock of the Corporation, to be issued and sold by it in 1999 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of May, 1999.

                                   /s/ ROGER G. ACKERMAN
                                   ---------------------------
                                   Roger G. Ackerman

                                                                   Exhibit 24.01

                              CORNING INCORPORATED

                  --------------------------------------------


                                POWER OF ATTORNEY

                  --------------------------------------------



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints William D. Eggers, James B. Flaws and Katherine A. Asbeck, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $2,000,000,000 principal amount of securities of the Corporation, including without limitation, debentures, notes, shares of Common Stock and shares of Preferred Stock of the Corporation, to be issued and sold by it in 1999 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of May, 1999.

                                   /s/ ROBERT BARKER
                                   ---------------------------
                                   Robert Barker

                                                                   Exhibit 24.01

                              CORNING INCORPORATED

                  --------------------------------------------


                                POWER OF ATTORNEY

                  --------------------------------------------



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints William D. Eggers, James B. Flaws and Katherine A. Asbeck, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $2,000,000,000 principal amount of securities of the Corporation, including without limitation, debentures, notes, shares of Common Stock and shares of Preferred Stock of the Corporation, to be issued and sold by it in 1999 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 29th day of May, 1999.

                                   /s/ JOHN SEELY BROWN
                                   ---------------------------
                                   John Seely Brown

                                                                   Exhibit 24.01

                              CORNING INCORPORATED

                  --------------------------------------------


                                POWER OF ATTORNEY

                  --------------------------------------------



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints William D. Eggers, James B. Flaws and Katherine A. Asbeck, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $2,000,000,000 principal amount of securities of the Corporation, including without limitation, debentures, notes, shares of Common Stock and shares of Preferred Stock of the Corporation, to be issued and sold by it in 1999 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of May, 1999.

                                   /s/ JOHN H. FOSTER
                                   ---------------------------
                                   John H. Foster

                                                                   Exhibit 24.01

                              CORNING INCORPORATED

                  --------------------------------------------


                                POWER OF ATTORNEY

                  --------------------------------------------



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints William D. Eggers, James B. Flaws and Katherine A. Asbeck, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $2,000,000,000 principal amount of securities of the Corporation, including without limitation, debentures, notes, shares of Common Stock and shares of Preferred Stock of the Corporation, to be issued and sold by it in 1999 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of May, 1999.

                                   /s/ GORDON GUND
                                   ---------------------------
                                   Gordon Gund

                                                                   Exhibit 24.01

                              CORNING INCORPORATED

                  --------------------------------------------


                                POWER OF ATTORNEY

                  --------------------------------------------



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints William D. Eggers, James B. Flaws and Katherine A. Asbeck, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $2,000,000,000 principal amount of securities of the Corporation, including without limitation, debentures, notes, shares of Common Stock and shares of Preferred Stock of the Corporation, to be issued and sold by it in 1999 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of May, 1999.

                                   /s/ JOHN M. HENNESSY
                                   ---------------------------
                                   John M. Hennessy

                                                                   Exhibit 24.01

                              CORNING INCORPORATED

                  --------------------------------------------


                                POWER OF ATTORNEY

                  --------------------------------------------



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints William D. Eggers, James B. Flaws and Katherine A. Asbeck, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $2,000,000,000 principal amount of securities of the Corporation, including without limitation, debentures, notes, shares of Common Stock and shares of Preferred Stock of the Corporation, to be issued and sold by it in 1999 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of May, 1999.

                                   /s/ JAMES R. HOUGHTON
                                   ---------------------------
                                   James R. Houghton

                                                                   Exhibit 24.01

                              CORNING INCORPORATED

                  --------------------------------------------


                                POWER OF ATTORNEY

                  --------------------------------------------



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints William D. Eggers, James B. Flaws and Katherine A. Asbeck, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $2,000,000,000 principal amount of securities of the Corporation, including without limitation, debentures, notes, shares of Common Stock and shares of Preferred Stock of the Corporation, to be issued and sold by it in 1999 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of May, 1999.

                                   /s/ JAMES W. KINNEAR
                                   ---------------------------
                                   James W. Kinnear

                                                                   Exhibit 24.01

                              CORNING INCORPORATED

                  --------------------------------------------


                                POWER OF ATTORNEY

                  --------------------------------------------



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints William D. Eggers, James B. Flaws and Katherine A. Asbeck, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $2,000,000,000 principal amount of securities of the Corporation, including without limitation, debentures, notes, shares of Common Stock and shares of Preferred Stock of the Corporation, to be issued and sold by it in 1999 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of May, 1999.

                                   /s/ JOHN W. LOOSE
                                   ---------------------------
                                   John W. Loose

                                                                   Exhibit 24.01

                              CORNING INCORPORATED

                  --------------------------------------------


                                POWER OF ATTORNEY

                  --------------------------------------------



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints William D. Eggers, James B. Flaws and Katherine A. Asbeck, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $2,000,000,000 principal amount of securities of the Corporation, including without limitation, debentures, notes, shares of Common Stock and shares of Preferred Stock of the Corporation, to be issued and sold by it in 1999 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of May, 1999.

                                   /s/ JAMES J. O'CONNOR
                                   ---------------------------
                                   James J. O'Connor

                                                                   Exhibit 24.01

                              CORNING INCORPORATED

                  --------------------------------------------


                                POWER OF ATTORNEY

                  --------------------------------------------



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints William D. Eggers, James B. Flaws and Katherine A. Asbeck, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $2,000,000,000 principal amount of securities of the Corporation, including without limitation, debentures, notes, shares of Common Stock and shares of Preferred Stock of the Corporation, to be issued and sold by it in 1999 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of May, 1999.

                                   /s/ CATHERINE A. REIN
                                   ---------------------------
                                   Catherine A. Rein

                                                                   Exhibit 24.01

                              CORNING INCORPORATED

                  --------------------------------------------


                                POWER OF ATTORNEY

                  --------------------------------------------



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints William D. Eggers, James B. Flaws and Katherine A. Asbeck, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $2,000,000,000 principal amount of securities of the Corporation, including without limitation, debentures, notes, shares of Common Stock and shares of Preferred Stock of the Corporation, to be issued and sold by it in 1999 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of May, 1999.

                                   /s/ H. ONNO RUDING
                                   ---------------------------
                                   H. Onno Ruding

                                                                   Exhibit 24.01

                              CORNING INCORPORATED

                  --------------------------------------------


                                POWER OF ATTORNEY

                  --------------------------------------------



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints William D. Eggers, James B. Flaws and Katherine A. Asbeck, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $2,000,000,000 principal amount of securities of the Corporation, including without limitation, debentures, notes, shares of Common Stock and shares of Preferred Stock of the Corporation, to be issued and sold by it in 1999 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of May, 1999.

                                   /s/ WILLIAM D. SMITHBURG
                                   ---------------------------
                                   William D. Smithburg

                                                                   Exhibit 24.01

                            ------------------------

                              CORNING FINANCE B.V.

                            ------------------------

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Finance B.V., a corporation organized under the laws of the Netherlands, hereby constitutes and appoints Kim L. Frock, Mark S. Rogus and A. John Peck, Jr., or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Finance B.V. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $2,000,000,000 principal amount of debt securities of the Corporation to be issued and sold by it in 1999 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Finance B.V., to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 16th day of June, 1999.


                                                  /s/ Kim L. Frock
                                                  ------------------------
                                                  Kim L. Frock

                                                                   Exhibit 24.01

                            ------------------------

                              CORNING FINANCE B.V.

                            ------------------------

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Finance B.V., a corporation organized under the laws of the Netherlands, hereby constitutes and appoints Kim L. Frock, Mark S. Rogus and A. John Peck, Jr., or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Finance B.V. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $2,000,000,000 principal amount of debt securities of the Corporation to be issued and sold by it in 1999 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Finance B.V., to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 16th day of June, 1999.


                                                  /s/ A. John Peck, Jr.
                                                  ------------------------------
                                                  A. John Peck, Jr.

                                                                   Exhibit 24.01

                            ------------------------

                              CORNING FINANCE B.V.

                            ------------------------

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Finance B.V., a corporation organized under the laws of the Netherlands, hereby constitutes and appoints Kim L. Frock, Mark S. Rogus and A. John Peck, Jr., or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Finance B.V. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue or issues not exceeding $2,000,000,000 principal amount of debt securities of the Corporation to be issued and sold by it in 1999 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Finance B.V., to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statements, including Pre-Effective and Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 16th day of June, 1999.


                                                  /s/ Mark S. Rogus
                                                  -----------------------------
                                                  Mark S. Rogus